SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                          FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

          Date of Report (date of earliest event reported):
May 10, 1996


          ADVANTA CREDIT CARD MASTER TRUST II
       (Exact name of Registrant as specified in its charter)


          New York       Reg. No. 33-79986        Not Required
     (State or other      (Commission File        (I.R.S. Employer
      jurisdiction         Number)                 Identification
      of incorporation)                            Number)



                 Colonial National Bank USA
                Attention:  Gene S. Schneyer
                 Brandywine Corporate Center
          650 Naamans Road,Claymont, Delaware 19703
                 (Address of Owner/Servicer)
          (Address of principal executive offices)

     (302) 791-4400 (Telephone Number of Owner/Servicer)
               (Registrant's Telephone Number)





    Items 1-4.        Inapplicable.

     Item 5.        Other Events.

  Information relating to the distributions to Certificateholders for the April 1996 Monthly Period of the Trust in respect of the following Floating Rate Asset
  Backed Certificates: Series 94-B, Series 94-D, Series 95-
  A, Series 95-C, Series 95-D, Series 95-F, of which Class
  A-1 is a Fixed rate, Series 95-G,Series 96-A, of which Class A-1 is a Fixed rate,and 96-B,(the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and
  Finance Charge Receivables, Principal Receivables in the
  Trust, delinquent balances in Accounts, the Investor
  Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing
  Agreement (the "Agreement") dated as of December 1, 1993 between Colonial National Bank USA and Bankers Trust
  Company, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

     Item 6.        Inapplicable.

     Item 7.        Financial Statements, Pro Forma
Financial Information and Exhibits.


    1. Monthly Reports for the April 1996 Monthly Period relating to the following Floating Rate Asset Backed
     Certificates: Series 94-B, Series 94-D, Series 95-A, Series 95-C, Series 95-D, Series 95-F, of which Class A-1 is a Fixed rate, Series 95-G, Series 96-A, of which Class A-1 is a Fixed rate, and 96-B, issued by the Colonial Credit Card Master Trust II.






                         SIGNATURE




  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      COLONIAL CREDIT CARD MASTER TRUST II

  (Registrant)

                                By: COLONIAL NATIONAL BANK
  USA

(Owner/Servicer)





Date:  May 20, 1996             By:___________/s/John J.Calamari

                              Name:     John J. Calamari
Title:    Vice President

                         SIGNATURE




  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      COLONIAL CREDIT CARD MASTER TRUST II

  (Registrant)

                                By: COLONIAL NATIONAL BANK
  USA

(Owner/Servicer)





Date:  May 20, 1996
       By:_________________________


                              Name:          John J. Calamari
                              Title:            Vice President


                    EXHIBIT INDEX





     Exhibit                                 Sequential Page Number

     1.  Monthly Reports for the April 1996 Monthly       5
     Period relating to the Asset Backed Certificates
     Series 94-B, Series 94-D, Series 95-A,
     Series 95-C, Series 95-D,Series 95-F, Series 95-G,
Series 96-A, and Series 96-B issued by the ADVANTA
Credit Card Master Trust II.













  (sec-mtII.doc)







                                             April,  1996

              MONTHLY CERTIFICATEHOLDER'S STATEMENT
                   Colonial National Bank USA
            ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                       SERIES 1994-B

           _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
  Master Agreement), by and between Colonial National
  Bank USA (Colonial), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1994-B Supplement dated as of July 19, 1994 (the
  Supplement, and together with the Master Agreement, the Agreement), between Colonial and the Trustee, Colonial, as Servicer, is required to prepare certain information each month regarding current distributions to all Series
  1994-B Certificateholders. This statement relates to the May 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
  Trust II (the Trust) during the prior Monthly Period
  (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the Distribution Date per $1,000 original principal amount of the Class A Certificates . . . $ 4.816667




(2) The total amount of the distribution on the Distribution Date per $1,000 original principal amount of the Class B Certificates . . . $ 5.025000

 (3) The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A
                           Certificates . . . $ 0.00

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
                         Certificates . . . . $ 0.00

 (5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
                     Certificates . . . . $ 4.816667

 (6) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
                     Certificates . . . . $ 5.025000

 (7) The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of
                 Series 1994-B . . . $ 73,597,462.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
               Series 1994-B . . . . $ 64,550,227.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
                               Period . . . . $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
       the Class A Certificates . . . . $ 7,960,359.00


(11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of the Class B Certificates . . . $ 359,776.00

 (12) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . . 4/1/96 - 4/30/96     10.57%
              2/19/96 - 2/27/96     10.57%
              2/28/96 - 2/29/96     10.57%

 (13) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . ..  4/1/96 - 4/30/96     10.57%
              2/19/96 - 2/27/96     10.57%
              2/28/96 - 2/29/96     10.57%

 (14) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . . .
   (a)  30 - 59 days: . . .    72,870,189.84
   (b)  60 - 89 days: . . .    42,339,921.14
   (c)  90 - 119days:  . . .   29,985,772.66
   (d) 120 - 149 days : . .    20,927,100.99
   (e) 150 - 179 days: . . .   17,226,648.19
   (f) 180 or more days: . .    5,274,671.40

 (15) The Class A Investor Default Amount for the prior Monthly Period is . . . $ 1,991,117.00

 (16) The Class B Investor Default Amount for
  the prior Monthly Period is . . . . $ 89,923.00

 (17) The aggregate amount of Class A Investor
  Charge-offs for the prior Monthly
                            Period is . . . $ 0.00

 (18) The aggregate amount of Class B Investor
  Charge-offs for the prior Monthly
                            Period is . . . $ 0.00

 (19) The aggregate amount of Class A Investor
  Charge-offs reimbursed on the Distribution Date
                                   is . . . $ 0.00

 (20) The aggregate amount of Class B Investor
  Charge-offs reimbursed on the Distribution Date
                                   is . . . $ 0.00

 (21) The amount of the Class A Servicing Fee for the prior Monthly Period is . . . $ 1,100,000.00

 (22) The amount of the Class B Servicing Fee for the prior Monthly Period is . . . $ 50,000.00

 (23) The Class A Pool Factor as of the Record Date for the Distribution Date is . . . 1.00

 (24) The Class B Pool Factor as of the Record Date for the Distribution Date is . . . 1.00

 (25) The Class A Investor Amount after giving effect to any payments on the Distribution Date is . . . $ 660,000,000.00

 (26) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
                    is . . . . $ 660,000,000.00

 (27) The Class B Investor Amount after giving effect to any payments on the Distribution Date is . . . $ 30,000,000.00

 (28) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
                      is . . . . $ 30,000,000.00

 (29) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution
                              Date is . . . $ 0.00

 (30) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
                              Date is . . . . $ 0.00

 (31) The Available Cash Collateral Amount as
  of the close of business on the Distribution
                     Date is . . . . $ 15,000,000.00

 (32) The Collateral Investor Amount as of the close of business on the Distribution
                        Date is . . . $ 60,000,000.00

 (33) The Available Enhancement Amount as of the close of business on the Distribution
                         Date is . . . $ 75,000,000.00

 (34) The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . . 3.03%

 (35) The amount of Interchange with respect to the prior Monthly Period is . . . $ 937,500.00

 (36) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . . . $ 0.00






            COLONIAL NATIONAL BANK USA,
                  as Servicer



  By: _________________________________________
                    Donna Butz
             ASSISTANT VICE PRESIDENT










                                         April,  1996
             MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  Colonial National Bank USA
          ________________________________________

          ADVANTA CREDIT CARD MASTER TRUST II
                      SERIES 1994-D

          _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the Master Agreement), by and between Colonial National
  Bank USA (Colonial), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1994-D Supplement dated as of October 11, 1994 (the Supplement, and together with the Master Agreement, the Agreement), between Colonial and the Trustee, Colonial, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1994-D Certificateholders. This statement relates to the May 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the Trust) during the prior Monthly Period
  (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the Distribution Date per $1,000 original principal amount of the Class A Certificates . . . $ 4.716667

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . ..    $ 4.883340

 (3) The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A
  Certificates . . . $ 0.00

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates . . . . $ 0.00

 (5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
  Certificates . . . . $ 4.716667

 (6) The amount of distribution set forth in para-graph 2 above in respect of interest per $1,000 original principal amount of the Class B
  Certificates . . . $ 4.883340

 (7) The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of
  Series 1994-D . . . $ 98,107,066.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1994-D . . . $ 86,046,618.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . . $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . . . . $ 10,313,987.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of the Class B Certificates . . . $ 599,627.00

 (12) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . . . 4/1/96 - 4/30/96     14.09%
                2/19/96 - 2/27/96     14.09%
                2/28/96 - 2/29/96     14.09%

 (13) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . . .   4/1/96 - 4/30/96     14.09%
                2/19/96 - 2/27/96     14.09%
                2/28/96 - 2/29/96     14.09%

 (14) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . . .
     (a)  30 - 59 days: . . .    72,870,189.84
     (b)  60 - 89 days: . . .    42,339,921.14
     (c)  90 - 119days:  . ..    29,985,772.66
     (d) 120 - 149 days : . .    20,927,100.99
     (e) 150 - 179 days: . .     17,226,648.19
     (f) 180 or more days: . .    5,274,671.40

 (15) The Class A Investor Default Amount for
  the prior Monthly Period is . . ..    $ 2,579,889.00

 (16) The Class B Investor Default Amount for
  the prior Monthly Period is . . .    $ 149,868.00

 (17) The aggregate amount of Class A Investor
  Charge-offs for the prior Monthly
                         Period is . . ..    $ 0.00

 (18) The aggregate amount of Class B Investor
  Charge-offs for the prior Monthly
                          Period is . . .    $ 0.00

 (19) The aggregate amount of Class A Investor
  Charge-offs reimbursed on the Distribution Date
                                   is . . . $ 0.00

 (20) The aggregate amount of Class B Investor
  Charge-offs reimbursed on the Distribution Date
                                  is . . . $ 0.00

 (21) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . .    $ 1,425,000.00

 (22) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . .    $ 83,333.00

 (23) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . ..     1.00

 (24) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (25) The Class A Investor Amount after giving effect to any payments on the Distribution Date is . . . $ 855,000,000.00

 (26) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
                     is . ..    $ 855,000,000.00

 (27) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
                       is . . . . $ 50,000,000.00

 (28) The Class B Invested Amount after giving effect to any payments on the Distribution Date is . . . $ 50,000,000.00

 (29) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution
  Date is . . . $ 0.00

 (30) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution
  Date is . . . $ 0.00

 (31) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . . . $ 10,000,000.00

 (32) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . . . $ 95,000,000.00

 (33) The Available Enhancement Amount as of the close of business on the Distribution
  Date is . . . $ 105,000,000.00

 (34) The amount by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . . . 3.15%

 (35) The amount of Interchange with respect to the prior Monthly Period is . . . $ 1,250,000.00

 (36) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the Distribution Date) is . . . $ 0.00




             COLONIAL NATIONAL BANK USA,
                    as Servicer



  By: _________________________________________
                    Donna Butz
             ASSISTANT VICE PRESIDENT






                                                April,  1996
          MONTHLY CERTIFICATEHOLDER'S STATEMENT
              Colonial National Bank USA
         ________________________________________

           ADVANTA CREDIT CARD MASTER TRUST II
                      SERIES 1995-A

         _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the Master Agreement), by and between Colonial National
  Bank USA (Colonial), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1995-A Supplement dated as of January 18, 1995 (the Supplement, and together with the Master Agreement, the Agreement), between Colonial and the Trustee, Colonial, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-A Certificateholders. This statement relates to the May 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the Trust) during the prior Monthly Period
  (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A Certificates . . ..    $ 4.733333

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . . ..    $ 4.895829

 (3) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A
  Certificates . . . . $ 0.00

 (4) The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B
  Certificates . . . $ 0.00

 (5) The amount of distribution set forth in para-graph 1 above in respect of interest per $1,000 original principal amount of the Class A
  Certificates . . . $ 4.733333

 (6) The amount of distribution set forth in para-graph 2 above in respect of interest per $1,000 original principal amount of the Class B
  Certificates . . . $ 4.895829

 (7) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of
  Series 1995-A . . . . $ 68,508,529.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1995-A . . . $ 60,214,305.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . . $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of the Class A Certificates . . . $ 7,091,331.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . ..    $ 412,447.00

 (12) The aggregate amount of Principal Receivables as of the last day of the prior Monthly
          Period. . . $ 7,001,114,304.81

 (13) The Excess Funding Amount as of the last day of the prior Monthly Period. . . $ 23,941,410.00

 (14) The aggregate amount of Finance Charge
  Receivables as of the last day of the prior
  Monthly Period. . . . $ 75,275,840.84

 (15) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . . 4/1/96 - 4/30/96     9.86%
              2/19/96 - 2/27/96     9.86%
              2/28/96 - 2/29/96     9.86%

 (16) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . . . 4/1/96 - 4/30/96     9.86%
              2/19/96 - 2/27/96     9.86%
              2/28/96 - 2/29/96     9.86%

 (17) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . . .
     (a)  30 - 59 days: . . .    72,870,189.84
     (b)  60 - 89 days: . . .    42,339,921.14
     (c)  90 - 119days:  . ..    29,985,772.66
     (d) 120 - 149 days : . .    20,927,100.99
     (e) 150 - 179 days: .. .    17,226,648.19
     (f) 180 or more days: . .    5,274,671.40

 (18) The Class A Investor Default Amount for
  the prior Monthly Period is . . .    $ 1,804,850.00

 (19) The Class B Investor Default Amount for
  the prior Monthly Period is . . .    $ 104,910.00

 (20) The aggregate amount of Class A Investor
  Charge-Offs for the prior Monthly
  Period is . . ..    $ 0.00



 (21) The aggregate amount of Class B Investor
  Charge-Offs for the prior Monthly
  Period is . . . $ 0.00

 (22) The aggregate amount of Class A Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . . . $ 0.00

 (23) The aggregate amount of Class B Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . . . $ 0.00

 (24) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . .    $ 997,500.00

 (25) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . .    $ 58,333.00

 (26) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (27) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (28) The Class A Investor Amount after giving effect to any payments on the Distribution Date is . . . $ 598,500,000.00

 (29) The Class A Invested Amount after giving effect to any payments on the Distribution Date is . . . $ 598,500,000.00

 (30) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . ..    $ 35,000,000.00

 (31) The Class B Invested Amount after giving effect to any payments on the Distribution Date is . . . $ 35,000,000.00

 (32) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . ..    $ 0.00

 (33) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution
  Date is . . . $ 0.00

 (34) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . ..    $ 7,000,000.00

 (35) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . .    $ 66,500,000.00

 (36) The Available Enhancement Amount as of the close of business on the Distribution
  Date is . . . $ 73,500,000.00

 (37) The Net Portfolio Yield for the prior
  Monthly Period. . . . 10.60%

 (38) The Base Rate for the Prior Monthly
  Period. . . . 7.73%

 (39) The percentage by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . .      2.87%

 (40) The amount of Interchange with respect to the
  prior Monthly Period is . . ..    $ 729,167.00

 (41) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . ..    $ 0.00




          COLONIAL NATIONAL BANK USA,
                 as Servicer



  By: _________________________________________
                    Donna Butz
             ASSISTANT VICE PRESIDENT

















                                                April,  1996



            MONTHLY CERTIFICATEHOLDER'S STATEMENT

                    COLONIAL NATIONAL BANK

          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995-C

          _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the Master Agreement), by and between Colonial National
  Bank USA ("Colonial"), as Seller and Servicer, and Bankers Trust Company, as Trustee, as supplemented by the Series 1995-C Supplement dated as of April 27, 1995 (the "Supplement," and together with the Master Agreement, the "Agreement"), between Colonial and the Trustee, Colonial, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-C Certificateholders. This statement relates to the May 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the Distribution Date per $1,000 original principal amount of the Class A Certificates . . . $ 0.000000






 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . . . . $ 0.000000

 (3) The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A
  Certificates . . . $ 0.000000

 (4) The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B
  Certificates  . . . $ 0.000000

 (5) The amount of distribution set forth in para-graph 1 above in respect of interest per $1,000 original principal amount of the Class A
  Certificates  . . . $ 0.000000

 (6) The amount of distribution set forth in para-graph 2 above in respect of interest per $1,000 original principal amount of the Class B
  Certificates  . . . $ 0.000000

 (7) The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of
  Series 1995-C  . . . $ 56,285,529.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1995-C . . . $ 49,466,114.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . . $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of the Class A Certificates . . . $ 5,800,280.00


(11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of the Class B Certificates . . . $ 404,629.00

 (12) The aggregate amount of Principal
  Receivables as of the last day of the prior
  Monthly Period . . . $ 7,001,114,304.81

 (13) The Excess Funding Amount as of the last day of the prior Monthly Period . . . $ 23,941,410.00

 (14) The aggregate amount of Finance Charge
  Receivables as of the last day of the prior
  Monthly Period . . . $ 75,275,840.84

 (15) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period is . .    4/1/96 - 4/30/96    8.10%
                  2/19/96 - 2/27/96    8.10%
                  2/28/96 - 2/29/96    8.10%
                                       0.00%
                                       0.00%

 (16) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . . .       4/1/96 - 4/30/96    8.10%
                    2/19/96 - 2/27/96    8.10%
                    2/28/96 - 2/29/96    8.10%
                                         0.00%
                                         0.00%


 (17) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150, and 180 or
  more days delinquent as of the end of the
  prior Monthly
  Period is .  . (a)  30 - 59 days:     72,870,189.84
                 (b)  60 - 89 days:     42,339,921.14
                 (c)  90 - 119 days:    29,985,772.66
                 (d) 120 - 149 days:    20,927,100.99
                 (e) 150 - 179 days:    17,226,648.19
                 (f) 180 or more days:   5,274,671.40

 (18) The Class A Investor Default Amount for
  the prior Mothly Period is . . .    $ 1,475,141.00

 (19) The Class B Investor Default Amount for the prior Monthly Period is . . . $ 102,767.00

 (20) The aggregate amount of Class A Investor
  Charge-offs for the prior Monthly Period is . . . $ 0.00

 (21) The aggregate amount of Class B Investor
  Charge-offs for the prior Monthly Period is . . . $ 0.00

 (22) The aggregate amount of Class A Investor
  Charge-Offs Reimbursed on the Distribution Date is . . . $ 0.00

 (23) The aggregate amount of Class B Investor
  Charge-Offs Reimbursed on the Distribution Date is . . . $ 0.00

 (24) The Amount of Class A Servicing Fee for the prior Monthly Period is . . . $ 814,583.00

 (25) The Amount of Class B Servicing Fee for the prior Monthly Period is . . . $ 57,500.00

 (26) The Class A Pool Factor as of the Record date for the Distribution Date is . . . 1.00

 (27) The Class B Pool Factor as of the Record date for the Distribution Date is . . . 1.00

 (28) The Class A Investor Amount after giving effect to any payments on the Distribution Date is . . . $ 488,750,000.00

 (29) The Class A Invested Amount after giving effect to any payments on the Distribution Date is . . . $ 488,750,000.00

 (30) The Class B Investor Amount after giving effect to any payments on the Distribution Date is . . . $ 34,500,000.00




 (31) The Class B Invested Amount after giving effect to any payments on the Distribution Date is . . . $ 34,500,000.00

 (32) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution
  Date is . . . $ 0.00

 (33) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution
  Date is . . . $ 0.00

 (34) The Available Cash Collateral Amount as of the close of business on the Distribution
  Date is . . . $ 8,625,000.00

 (35) The Collateral Investor Amount as of the close of business on the Distribution
  Date is . . . $ 51,750,000.00

 (36) The Available Enhancement Amount as of the close of business on the Distribution
  Date is . . . $ 60,375,000.00

 (37) The amount on deposit in the Funding Account as of the close of business on the Distribution
  Date is . . . $ 4,985,712.00

 (38) The amount on deposit in the Principal Funding Ac-count as of the close of business on the Distribution
  Date is . . . $ 0.00

 (39) The amount on deposit in the Interest Funding Ac-count as of the close of business on the Distribution
  Date is . . . $ 4,985,712.00

 (40) The amount on deposit in the Reserve Account as of the close of business on the Distribution
  Date is . . . $ 0.00

 (41) The Net Portfolio Yield for the prior Monthly
  Period . . . 10.61%

 (42) The Base Rate for the prior Monthly Period . . . 7.66%

 (43) The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . . 2.95%

 (44) The amount of Interchange with respect to the prior Monthly Period is . . . $ 598,959.00

 (45) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the Distribution Date) is . . . $ 0.00




            COLONIAL NATIONAL BANK USA,
                    as Servicer



  By: ____________________________________
                  Donna Butz
             ASSISTANT VICE PRESIDENT















                                                April,  1996


        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
        (To be delivered by the Paying Agent on behalf
           of the Trustee on each Distribution Date
         pursuant to Section 5.2(b) of the Supplement)

                  COLONIAL NATIONAL BANK USA

                ______________________________

              ADVANTA CREDIT CARD MASTER TRUST II
                         SERIES 1995 D

                ______________________________

  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993 and as amended and restated on May 23, 1994 ( as amended, the Pooling and Servicing Agreement"), by and between Colonial National Bank USA ("Colonial"), as Seller and Servicer, and Bankers Trust Company, as trustee ( the "Trustee"), as supplemented by the Series 1995-D Supplement dated as of July 25, 1995 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between Colonial an the Trustee. Colonial, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-D Certificateholders. This statement relates to the May 15, 1996 Distribution Date (the ''Distribution Date'') and the performance of the ADVANTA Credit Card Master Trust II (the"Trust") during the prior Monthly Period ( the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.



(1a)  The total amount of the distribution on the
Distribution Date per $1,000 original principal amount of
the Class A Certificates   $  4.741667

(1b)  The total amount of the distribution on the
Distribution Date per $1,000 original principal amount of
the Class B Certificates   $  4.850000

(2)  The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original
principal amount of the Class A Certificates   $  0.000000

(3)  The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original
principal amount of the Class B Certificates   $  0.000000

(4)  The amount of distribution set forth in paragraph 1
above in respect of interest per $1,000 original principal
amount of the Class A Certificates   $  4.741667

(5)  The amount of distribution set forth in paragraph 2
above in respect of interest per $1,000 original principal
amount of the Class B Certificates   $  4.850000

(6)  The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were allocated
in respect of the Series 1995-D
           Certificates   $  58,780,413.00

(7)  The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly Period and
allocated in respect of the Series 1995-D
          Certificates   $  51,664,613.00

(8)  The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly
          Period   $  0.00

(9)  The aggregate amount of Collections of Finance Charge
  Receivables processed during the prior Monthly Period and
  allocated in respect of the Class A
          Certificates   $  6,762,273.00

(10)  The aggregate amount of Collections of Finance Charge
  Receivables processed during the prior Monthly Period and
  allocated in respect of the Class B
          Certificates   $  353,526.00

(11)  The Principal Allocation Percentage(s) during the
prior Monthly Period  4/1/96 - 4/30/96    8.46%
                     2/19/96 - 2/27/96    8.46%
                     2/28/96 - 2/29/96    8.46%



(12)  The Floating Allocation Percentage(s) during the prior
  Monthly Period  4/1/96 - 4/30/96    8.46%
                 2/19/96 - 2/27/96    8.46%
                 2/28/96 - 2/29/96    8.46%
                                0.00  0.00%
                                0.00  0.00%


(13)  The aggregate outstanding balance of Accounts which
are 30, 60, 90, 120, 150 and 180 or more days delinquent as
of the end of the prior Monthly Period is
(a)  30 - 59 days: . . ..    72,870,189.84
(b)  60 - 89 days: . . .     42,339,921.14
(c)  90 - 119days:  . . .    29,985,772.66
(d) 120 - 149 days : . ..    20,927,100.99
(e) 150 - 179 days: . . .    17,226,648.19
(f) 180 or more days: . ..    5,274,671.40

(14)  The Class A Investor Default Amount for the prior
Monthly Period is   $  1,721,353.00

(15)  The Class B Investor Default Amount for the prior
Monthly Period is   $  89,923.00

(16)  The aggregate amount of Class A Investor Charge-offs
for the prior Monthly Period is   $  0.00

(17)  The aggregate amount of Class B Investor Charge-offs
for the prior Monthly Period is   $  0.00

(18)  The aggregate amount of Class A Investor Charge-offs
  reimbursed on the Distribution Date is   $  0.00

(19)  The aggregate amount of Class B Investor Charge-Offs
       reimbursed on the Distribution Date is   $  0.00

(20)  The amount of the Class A Servicing Fee for the prior
       Monthly Period is   $  950,000.00

(21)  The amount of the Class B Servicing Fee for the prior
       Monthly Period is   $  50,000.00

(22)  The Class A Pool Factor as of the Record Date for the
       Distribution Date is    1.00

(23)  The Class B Pool Factor as of the Record Date for the
       Distribution Date is    1.00

(24)  The Class A Investor Amount after giving effect to any payments on the Distribution
                          Date is   $  570,000,000.00

(25)  The Class A Invested Amount after giving effect to any payments on the Distribution
                          Date is   $  570,000,000.00

(26)  The Class B Investor Amount after giving effect to any
  payments on the Distribution Date is   $  30,000,000.00

(27)  The Class A-1 Invested Amount after giving effect to
any payments on the Distribution Date is   $  519,000,000.00

(28)  The Class A-2 Invested Amount after giving effect to
any payments on the Distribution Date is   $  51,000,000.00

(29)  The Class B Investor Amount after giving effect to any
  payments on the Distribution Date is   $  30,000,000.00

(30)  The Class B Invested Amount after giving effect to any
  payments on the Distribution Date is   $  30,000,000.00

(31)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
  Investor Amount after giving effect to any activity on the
  Distribution Date is   $  0.00

(32)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
  Investor Amount after giving effect to any activity on the
  Distribution Date is   $  0.00

(33)  The Available Cash Collateral Amount as of the close
of business on the Distribution Date is   $  63,000,000.00

(34)  The amount on deposit in the Cash Collateral Account
(including the principal balance of the Class A 2
Certificates) as of the close of business on the
Distribution Date is   $  63,000,000.00

(35)  The amount by which the Net Portfolio Yield for the
prior Monthly Period exceeds the Base Rate for such Monthly
       Period    2.91%

(36)  The amount of Interchange with respect to the prior
Monthly Period is   $  625,000.00

(37)  The Deficit Controlled Amortization Amount (after
giving effect to any activity on the Distribution
          Date)   $  0.00


              COLONIAL NATIONAL BANK USA,
                  as Servicer



         By: ____________________________________
                            Donna Butz
                   ASSISTANT VICE PRESIDENT









                                                April,  1996

            MONTHLY CERTIFICATEHOLDER'S STATEMENT

            Colonial National Bank USA
       ________________________________________

         ADVANTA CREDIT CARD MASTER TRUST II
                   SERIES 1995-F

       ________________________________________

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
Master Agreement), by and between Colonial National
Bank USA (Colonial), as Seller and Servicer, Advanta National Bank (ANB), as Seller and, together with Colonial ( the Banks)and Bankers Trust Company, as trustee, as supplemented by the Series 1995-F Supplement dated as of November 21, 1995 (the Supplement, and together with the Master Agreement, the Agreement), between the Banks and the Trustee, Colonial, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-F Certificateholders. This statement relates to the May 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the Trust) during the prior Monthly Period (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-F Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A1 Certificates . . .    $ 5.041666

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A2 Certificates . . .    $ 4.741666


 (3) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . . .    $ 4.833345

 (4) The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A1
  Certificates . . . $ 0.00

 (5) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A2
  Certificates . ..    $ 0.00

 (6) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates . . . . $ 0.00

 (7) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A1
  Certificates . ..    $ 5.041666

 (8) The amount of distribution set forth in para-graph 1 above in respect of interest per $1,000 original principal amount of the Class A2
  Certificates . . . $ 4.741666

 (9) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates . ..    $ 4.833345

 (10) The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of Series
  1995 - F . . . $ 83,237,928.44

 (11) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of Series
  1995 - F. . . $ 73,160,990.00

 (12) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . . $ 0.00

 (13) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of the Class A Certificates . . . $ 8,966,816.72

 (14) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of the Class B Certificates . . . $ 529,830.87

 (15) The aggregate amount of Principal Receivables
  as of the last day of the prior Monthly
     Period. . . . $ 7,001,114,304.81

 (16) The Excess Funding Amount as of the last day of the prior Monthly Period. . . $ 23,941,410.00

 (17) The aggregate amount of Finance Charge
  Receivables as of the last day of the prior
  Monthly Period. . . $ 75,275,840.84

 (18) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . . 4/1/96 - 4/30/96     11.98%
              2/19/96 - 2/27/96     11.98%
              2/28/96 - 2/29/96     11.98%

 (19) The Floating Allocation Percentage(s)
  during the prior Monthly
 Period . . ..  4/1/96 - 4/30/96     11.98%
               2/19/96 - 2/27/96     11.98%
               2/28/96 - 2/29/96     11.98%

 (20) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . .
   (a)  30 - 59 days: . .. .    72,870,189.84
   (b)  60 - 89 days: . . ..    42,339,921.14
   (c)  90 - 119days:  . . .    29,985,772.66
   (d) 120 - 149 days : .. .    20,927,100.99
   (e) 150 - 179 days: . . . .  17,226,648.19
   (f) 180 or more days: . . .   5,274,671.40

 (21) The Class A Investor Default Amount for
  the prior Monthly Period is . .    $ 2,282,290.00

 (22) The Class B Investor Default Amount for
  the prior Monthly Period is . . ..    $ 134,881.00

 (23) The aggregate amount of Class A Investor
  Charge-Offs for the prior Monthly
  Period is . . . $ 0.00

 (24) The aggregate amount of Class B Investor
  Charge-Offs for the prior Monthly
  Period is . . . . $ 0.00

 (25) The aggregate amount of Class A Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . . . $ 0.00

 (26) The aggregate amount of Class B Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . . . $ 0.00

 (27) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . . . $ 1,260,833.00

 (28) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . ..    $ 74,375.00

 (29) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . ..     1.00

 (30) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . ..     1.00

 (31) The Class A1 Investor Amount after giving effect to any payments on the Distribution Date is . . . $ 378,250,000.00

 (32) The Class A2 Investor Amount after giving effect to any payments on the Distribution Date is . . . $ 378,250,000.00

 (33) The Class A1 Invested Amount after giving effect to any payments on the Distribution Date is . . . $ 378,250,000.00

 (34) The Class A2 Invested Amount after giving effect to any payments on the Distribution Date is . . . $ 378,250,000.00

 (35) The Class B Investor Amount after giving effect to any payments on the Distribution Date is . . . $ 44,625,000.00

 (36) The Class B Invested Amount after giving effect to any payments on the Distribution Date is . . . $ 44,625,000.00

 (37) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . ..    $ 0.00

 (38) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution
  Date is . . . $ 0.00

 (39) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . . . $ 17,000,000.00

 (40) The Collateral Investor Amount as of the close of business on the Distribution
  Date is . . . $ 48,875,000.00

 (41) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . . . . $ 65,875,000.00

 (42) The Net Portfolio Yield for the prior
  Monthly Period. . . . 10.61%

 (43) The Base Rate for the Prior Monthly
  Period. . . . 7.87%

 (44) The percentage by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . ..      2.74%

 (45) The amount of Interchange with respect to the
  prior Monthly Period is . . .    $ 885,416.00

 (46) The amount of Servicer Interchange with respect to the
  prior Monthly Period is . . ..    $ 708,333.00

 (47) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . ..    $ 0.00




           COLONIAL NATIONAL BANK USA,
                 as Servicer




       By: ____________________________________
                      Donna Butz
             ASSISTANT VICE PRESIDENT










                                                April,  1996




              MONTHLY PAYMENT INSTRUCTIONS AND
                 NOTIFICATION TO THE TRUSTEE

                 COLONIAL NATIONAL BANK USA

               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        Series 1995-G
               ______________________________


  The undersigned, a duly authorized representative of Colonial National Bank USA (the "Bank"), as Seller and Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Colonial National Bank USA, a national banking association organized under the laws of the United States ("Colonial"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the"Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Colonial, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Colonial, the "Banks") as seller (in such capacity, a "Seller" and together with Colonial as a Seller, the "Sellers") and the Trustee (as amended from time to time, the Pooling and Servicing Agreement"), as supplemented by the Series 1995-G Supplement dated as of December 15, 1995 (the Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee, does hereby certify as follows:


1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement. References herein to certain sections are references to the respective sections of the Agreement.

2. A)  Colonial is Servicer under the Agreement.

   B) The undersigned is a Servicing Officer.

   C) The date of this notice is a Determination Date under the Agreement.

I. APPLICATION OF CLASS A AVAILABLE FUNDS, CLASS B AVAILABLE
FUNDS, COLLATERAL AVAILABLE FUNDS, AVAILABLE INVESTOR
PRINCIPAL COLLECTIONS, AND COLLATERAL PRINCIPAL COLLECTIONS.

 Pursuant to the Supplement, the Servicer does hereby instruct the Trustee (i) to make the following withdrawals from the Collection Account with respect to the Distribution
Date and     (ii) to apply the proceeds of such withdrawals
in accordance with referenced Sections of the Supplement:

A) Class A Available Funds (Section 4.5(a)):

 (1) Class A Monthly Interest                $  2,032,750.00

 (2) Overdue Class A Monthly Interest        $  0.00

 (3) Class A Additional Interest             $  0.00

 (4) Class A Servicing Fee                   $  360,417.00

 (5) Overdue Class A Servicing Fee           $  0.00

 (6) Class A Investor Default Amount (to be treated as Available Investor Principal Collections)
$ 1,306,004.00

 (7) Excess Spread                           $  1,071,037.58

B) Class B Available Funds (Section 4.5(b)):

 (1) Class B Monthly Interest                $  132,688.00

 (2) Overdue Class B Monthly Interest        $  0.00

 (3) Class B Additional Interest             $  0.00

 (4) Class B Servicing Fee                   $  22,916.50

 (5) Overdue Class B Servicing Fee           $  0.00

 (6) Excess Spread                           $  149,319.15

C) Collateral Available Funds (Section 4.5(c))

 (1) Collateral Servicing Fee, if any        $  0.00

 (2) Overdue Collateral Servicing Fee,       $  0.00
      if any

(3) Excess Spread                            $  471,366.59

D) Available Investor Principal Collections and Collateral
Principal Collections (Sections 4.5(d), (e), (f) and (g)):

 (1) Class A Monthly Principal               $  0.00

 (2) Class B Monthly Principal               $  0.00

 (3) Collateral Monthly Principal            $  0.00

 (4) Shared Principal Collections (available for other
  Series in Group One)                       $
43,053,843.00

E) Excess Spread (Section 4.7):

 (1) Class A Required Amount                 $  3,699,171.00

 (2) Class A Investor Charge-Offs (to be treated as
  Available Investor Principal Collections)  $  0.00

 (3) Portion of Class B Required Amount payable in
  respect of interest and servicing          $  155,604.50

 (4) Class B Investor Default Amount (to be treated
  as Available Investor Principal Collections)   $
83,500.00

 (5) Reimbursement of prior reductions in Class B
  Invested Amount (to be treated as Available
  Investor Principal Collections)                 $  0.00


 (6) Collateral Monthly Interest, Overdue Collateral
  Interest and Collateral Additional Interest     $  198,333.00

 (7) Any Collateral Servicing Fee and any
  unpaid overdue Collateral Servicing Fee         $33,333.50

 (8) Collateral Default Amount (to be treated as
  Available Investor Principal Collections)       $  119,898.00

 (9) Reimbursement of prior reductions in Collateral
  Invested Amount (to be treated as Collateral
  Principal Collections)                          $  0.00

 (10) Excess of Required Cash Collateral Amount
  over Available Cash Collateral Amount           $  0.00

 (11) Aggregate of other amounts payable to the
  Collateral Interest Holder                      $  0.00

 (12) Excess of Required Reserve Account Amount
  over the amount or deposit in Reserve Account   $  0.00

 (13) Excess Finance Charges (available for other
  Series in Group One)                            $  0.00

F) Reallocated Principal Collections (Section 4.8):

 (1) Payable in respect of Class A Required Amount   $  0.00

 (2) Payable in respect of Class B Required Amount   $  0.00

 (3) Balance (to be treated as Available Investor
  Principal Collections)                          $  0.00

G) Excess Finance Charges (Section 4.9):

 (1) Finance Charge Shortfall for Series 1995-G   $  0.00

 (2) Excess Finance Charges from other Series
  in Group One allocated to Series 1995-G         $  0.00

H) Shared Principal Collections (Section 4.10):

 (1) Principal Shortfall for Series 1995-G        $  0.00

 (2) Shared Principal Collections from other Series in
  Group One allocated to Series 1995-G            $  0.00

II. NOTIFICATION OF WITHDRAWALS FROM THE CASH COLLATERAL
ACCOUNT

 Pursuant to Section 4.12 of the Supplement, the Servicer hereby instructs the Trustee (i) to make the following withdrawals from the Cash Collateral Account with respect to the Distribution Date and (ii) to apply the proceeds of such withdrawals in accordance with Section 4.12 of the Supplement.

 (1) Required Draw Amount                         $  0.00

 (2) Cash Enhancement Surplus                     $  0.00




   IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 10th day of May 1996.


  COLONIAL NATIONAL BANK USA,
  as Servicer


  By:____________________________
              Donna Butz
        ASSISTANT VICE PRESIDENT











                                                April,  1996




        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
       (To be delivered by the Paying Agent on behalf
          of the Trustee on each Distribution Date
        pursuant to Section 5.2(b) of the Supplement)

                 COLONIAL NATIONAL BANK USA

               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995 G

               ______________________________


  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Colonial
National Bank USA, a national banking association organized under the laws of the United States ("Colonial"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Colonial, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Colonial, the "Banks") as seller (in such capacity, a "Seller" and together with Colonial as Seller, the Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1995-G Supplement dated as of December 15, 1995 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Colonial, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-G Certificateholders. This statement related to the May 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount $1,000 per Series 1995-G Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 A Certificates                                   $ 4.700000

2. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 B Certificates                                   $ 4.825018

3. The amount of the distribution set forth in paragraph 1
 above in respect of principal per $1,000 original
 principal amount of the Class A Certificates     $ 0.00

4. The amount of the distribution set forth in paragraph 2
 above in respect of principal per $1,000 original
 principal amount of the Class B Certificates     $ 0.00

5. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 original
 principal amount of the Class A Certificates     $ 4.700000

6. The amount of the distribution set forth in paragraph 2
 above in respect of interest per $1,000 original
 principal amount of the Class B Certificates     $ 4.825018

7. The aggregate amount of Collections of Receivables
 processed for the prior Monthly Period which were
 allocated in respect of Series 1995-G            $ 48,983,675.32

8. The aggregate amount of Collections of Principal
 Receivables processed during the prior Monthly
 Period and allocated in respect of Series 1995-G  $ 43,053,843.00

9. The aggregate amount of Reallocated Principal
 Collections with respect to the prior Monthly Period $ 0.00

10. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class A
 Certificates                                     $ 5,130,625.58

11. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class B
 Certificates                                $ 327,840.15

12. The Principal Allocation Percentage(s) during the
 prior Monthly Period
                          4/1/96 - 4/30/96     7.05%
                         2/19/96 - 2/27/96     7.05%
                         2/28/96 - 2/29/96     7.05%




13. The Floating Allocation Percentage(s) during the prior
 Monthly Period
                         4/1/96 - 4/30/96      7.05%
                         2/19/96 - 2/27/96     7.05%
                         2/28/96 - 2/29/96     7.05%


14. The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period is
                    (a)  30 - 59 days: . .72,870,189.84
                    (b)  60 - 89 days: . .42,339,921.14
                    (c)  90 - 119days: . .29,985,772.66
                    (d) 120 - 149days: . .20,927,100.99
                    (e) 150 - 179days: . .17,226,648.19
                    (f) 180 or more days:..5,274,671.40


15. The Class A Investor Default Amount for the prior
 Monthly Period is                      $ 1,306,004.00

16. The Class B Investor Default Amount for the prior
 Monthly Period is                           $ 83,500.00

17. The Collateral Default Amount for the prior Monthly
 Period                                      $ 119,898.00

18. The aggregate amount of Class A Investor Charge
 Offs for the prior Monthly Period is             $ 0.00

19. The aggregate amount of Class B Investor Charge
 Offs for the prior Monthly Period is             $ 0.00

20. The aggregate amount of Collateral Charge Offs for
 the prior Monthly Period                         $ 0.00

21. The aggregate amount of Class A Investor Charge
 Offs reimbursed on the Distribution Date is      $ 0.00

22. The aggregate amount of Class B Investor Charge-Offs
reimbursed on the Distribution Date is    $ 0.00

23. The aggregate amount of Collateral Charge Offs
 reimbursed on the Distribution Date              $ 0.00

24. The amount of the Class A Servicing Fee for the prior
 Monthly Period is                           $ 360,417.00

25. The amount of the Class B Servicing Fee for the prior
 Monthly Period is                           $ 22,916.50

26. The amount of Collateral Servicing Fee for the prior
 Monthly Period is                           $ 33,333.50

27. The amount of Servicer Interchange for the prior
 Monthly Period                              $ 416,667.00

28. The Class A Pool Factor as of the Record Date for the
 Distribution Date is                             $ 1.00

29. The Class B Pool Factor as of the Record Date for the
 Distribution Date is                             $ 1.00

30. The Class A Investor Amount after giving effect to any
 payments on the Distribution Date is        $ 432,500,000.00

31. The Class A Invested Amount after giving effect to any
 payments on the Distribution Date is        $ 432,500,000.00

32. The Class B Investor Amount after giving effect to any
 payments on the Distribution Date is        $ 27,500,000.00

33. The Class B Invested Amount after giving effect to any
 payments on the Distribution Date is        $ 27,500,000.00

34. The amount, if any, by which the outstanding principal
 balance of the Class A Certificates exceeds the Class
 A Investor Amount after giving effect to any activity on
 the Distribution Date is                         $ 0.00

35. The amount, if any, by which the outstanding principal
 balance of the Class B Certificates exceeds the Class
 B Investor Amount after giving effect to any activity on
 the Distribution Date is                         $ 0.00

36. The Available Cash Collateral Amount as of the close
 of business on the Distribution Date is     $ 10,000,000.00

37. The Collateral Interest as of the close of business on
 the Distribution Date                       $ 40,000,000.00

38. The amount on deposit in the Cash Collateral Account
 as of the close of business on the Distribution
                               Date is       $ 10,000,000.00

39. The amount by which the Net Portfolio Yield for the
 prior Monthly Period exceeds the Base Rate for such
 Monthly Period                                   $ 2.94%

40. The amount of Interchange with respect to the prior
 Monthly Period is                                $ 520,834.00

41. The Deficit Controlled Amortization Amount (after
 giving effect to any activity on the Distribution Date)    $ 0.00







                                 COLONIAL NATIONAL BANK USA,
                                                 as Servicer



                             By:____________________________
                                                  Donna Butz
                                    ASSISTANT VICE PRESIDENT




































                                                April,  1996



        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
      (To be delivered by the Paying Agent on behalf of the
              Trustee on each Distribution Date
        pursuant to Section 5.2(b) of the Supplement)

                 COLONIAL NATIONAL BANK USA
             __________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1996-A
          ________________________________________


  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Colonial National Bank USA, a national banking association organized under the laws of the United States ("Colonial"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Colonial, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Colonial, the "Banks) as seller (in such capacity, a "Seller" and together with Colonial as Seller, the "Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1996-A Supplement dated as of January 18, 1996 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Colonial, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1996-A Certificateholders. This statement related to the May 15, 1996 Distribution Date (the ''Distribution Date'') and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the"Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.
All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 A Certificates . . . . . . . . .       $  4.887500

2. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 B Certificates. . . . . . . . .        $  4.875010

3. The amount of distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A-1 Certificates $ 0.000000

4. The amount of the distribution set forth in paragraph 1
  above in respect of principal per $1,000 original
 principal amount of the Class A-2 Certificates. $  0.000000

5. The amount of the distribution set forth in paragraph 2
 above in respect of principal per $1,000 original
 principal amount of the Class B Certificates . .$  0.000000

6. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 original
 principal amount of the Class A-1 Certificates. $  5.000000

7. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 principal
 amount of Class A-2 Certificates . . . . . . . $  4.775000

8. The amount of the distribution set forth in paragraph 2
 above in respect of interest per $1,000 original
 principal amount of the Class B Certificates . $  4.875010

9. The aggregate amount of Collections of Receivables
 processed for the prior Monthly Period which were
 allocated in respect of Series 1996-A . . $  48,983,680.00

10. The aggregate amount of Collections of Principal
 Receivables processed during the prior Monthly
 Period and allocated in respect of Series
                                   1996-A. .$  43,053,841.00

11. The aggregate amount of Reallocated Principal
 Collections with respect to the prior Monthly
                                             Period .$  0.00

12. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class A
 Certificates . . . . . . . . . . . . . . . .$  5,215,244.00

13. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class B
 Certificates . . . . . . . . . . . . . . . . $  311,222.00

14. The Principal Allocation Percentage(s) during the
 prior Monthly Period . . . .
4/1/96 - 4/30/96     7.05%
                         2/19/96 - 2/27/96    7.05%
                         2/28/96 - 2/29/96    7.05%


15. The Floating Allocation Percentage(s)during the prior
 Monthly Period . . . . . .
                         4/1/96 - 4/30/96     7.05%
                         2/19/96 - 2/27/96    7.05%
                         2/28/96 - 2/29/96    7.05%

16. The aggregate outstanding balance of Accounts which are
30,
 60, 90, 120,150 and 180 or more days delinquent as of the
 end of the prior Monthly Period is .
                         (a)  30 - 59days:   72,870,189.84
                         (b)  60 - 89days:   42,339,921.14
                         (c)  90 - 119days:  29,985,772.66
                         (d) 120 - 149 days: 20,927,100.99
                         (e) 150 - 179 days: 17,226,648.19
                         (f) 180 or more days:5,274,671.40

17. The Class A Investor Default Amount for the prior
 Monthly Period is  . . . . . .     $  1,327,412.00

18. The Class B Investor Default Amount for the prior
 Monthly Period is  . . . . . .     $  79,216.00


19. The Collateral Default Amount for the prior Monthly
 Period . . . . . .                 $  102,767.00

20. The aggregate amount of Class A Investor
 Charge-Offs for the prior Monthly Period is . .     $  0.00

21. The aggregate amount of Class B Investor
 Charge-Offs for the prior Monthly Period is  . .    $  0.00

22. The aggregate amount of Collateral Charge-Offs for
 the prior Monthly Period .. .                       $  0.00

23. The aggregate amount  of Class A Investor
 Charge-Offs reimbursed on the Distribution
                                        Date is.. $  0.00

24. The aggregate amount of Class B Investor
 Charge-Offs reimbursed on the Distribution
                                        Date is ..$  0.00

25. The aggregate amount of Collateral Charge-Offs
reimbursed on the Distribution Date . . . . . . . $  0.00

26. The amount of the Class A Servicing Fee for the prior
 Monthly Period is . . . . . . . . . . . . .$  183,333.33

27. The amount of the Class B Servicing Fee for the prior
 Monthly Period is . . . . . . . . . . . . . .$  10,937.67

28. The amount of Collateral Servicing Fee for the prior
 Monthly Period is . . . . . . . . . .  . . . .$  14,062.33

29. The amount of Servicer Interchange for the prior
 Monthly Period is . . . . . . . . . . . . . .$  416,666.67

30. The Class A Pool Factor as of the Record Date for the
 Distribution Date is . . . . . . . . . . . . . $  1.00

31. The Class B Pool Factor as of the Record Date for
 the Distribution Date is . . . . . . . . . . . $  1.00

32. The Class A Investor Amount after giving effect to any
 payments on the Distribution Date is . .$  440,000,000.00


33. The Class A Invested Amount after giving effect to any
 payments on the Distribution Date is . . $  440,000,000.00

34. The Class A-1 Invested Amount after giving effect to
 any payments on the Distribution Date is $  220,000,000.00

35. The Class A-2 Invested Amount after giving effect to
 any payments on the Distribution Date is $  220,000,000.00

36. The Class B Investor Amount after giving effect to any
 payments on the Distribution Date is . . .$  26,250,000.00

37. The Class B Invested Amount after giving effect to any
 payments on the Distribution Date is . . .$  26,250,000.00

38. The amount, if any, by which the outstanding principal
 balance of the Class Certificates exceeds the Class A
 Investor Amount after giving effect to any activity on
 the Distribution Date is . . . . . . . . . .$  0.00

39. The amount, if any,  by which the outstanding principal
 balance of the Class B Certificates exceeds the Class
 B Investor Amount after giving effects to any activity on
 the Distribution Date is . . . . . . . . . . $  0.00

40. The Available Cash Collateral Amount as of the close
 of business on the Distribution Date is . $  10,000,000.00

41. The Collateral Interest as of the close of business on
  the Distribution Date is . . . . . . . . $  33,750,000.00

42. The amount of deposit in the Cash Collateral Account
 as of the close of business on the Distribution Date......
$ 4,188,781.06

43. The amount by which the Net Portfolio Yield for the
 prior Monthly Period exceeds the Base Rate for such
 Monthly Period . . . . . . . . . . . . .$  2.73%

44. The amount of Interchange with respect to the prior
 Monthly Period is . . . . . . . . . . . $  520,833.00

45. The Deficit Controlled Amortization Amount (after
 giving effect to any activity on the Distribution Date)....
$  0.00


  COLONIAL NATIONAL BANK USA,
  as Servicer


  By:____________________________
                            Donna Butz
             ASSISTANT VICE PRESIDENT







                                                 April, 1996

        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
       (To be delivered by the Paying Agent on behalf
          of the Trustee on each Distribution Date
        pursuant to Section 5.2(b) of the Supplement)

                 COLONIAL NATIONAL BANK USA

               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        Series 1996-B

               ______________________________


  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Colonial National Bank USA,a national banking association organized under the laws of the United States ("Colonial"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Colonial, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Colonial, the "Banks") as seller (in such capacity, a "Seller" and together with Colonial as Seller, the Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1996-B Supplement dated as of March 26, 1996 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Colonial, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-B Certificateholders. This statement related to the May 15, 1996 Distribution Date (the (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 A Certificates                         $ 0.000000

2. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 B Certificates                         $ 0.000000

3. The amount of the distribution set forth in paragraph 1
 above in respect of principal per $1,000 original
 principal amount of the Class A Certificates    $ 0.000000

4. The amount of the distribution set forth in paragraph 2
 above in respect of principal per $1,000 original
 principal amount of the Class B Certificates    $ 0.000000

5. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 original
 principal amount of the Class A Certificates    $ 0.000000

6. The amount of the distribution set forth in paragraph 2
 above in respect of interest per $1,000 original
 principal amount of the Class B Certificates    $ 0.000000

7. The aggregate amount of Collections of Receivables
 processed for the prior Monthly Period which were
 allocated in respect of Series 1995-G ted in respect of
Series 1996-B                           $ 83,706,253.97

8. The aggregate amount of Collections of Principal
 Receivables processed during the prior Monthly
 Period and allocated in respect of Series
                         1996-B          73,770,137.00

9. The aggregate amount of Reallocated Principal
 Collections with respect to the prior Monthly
                                        Period $ 0.00


10. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class A
                     Certificates        $ 8,592,088.86

11. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class B
       Certificates                          $ 545,316.23

12. The Principal Allocation Percentage(s) during the
 prior Monthly Period
                         3/26/96 - 3/31/96    10.57%
                         4/1/96 - 4/30/96     10.57%
                         2/19/96 - 2/27/96    10.57%
                         2/28/96 - 2/29/96    10.57%






13. The Floating Allocation Percentage(s) during the prior
 Monthly Period
                         3/26/96 - 3/31/96    10.57%
                         4/1/96 - 4/30/96     10.57%
                         2/28/96 - 2/29/96    10.57%


14. The aggregate outstanding balance of Accounts which
 are 30, 60, 90, 120, 150 and 180 or more days delinquent
 as of the end of the prior Monthly Period is
                         (a)  30 - 59 days    72,870,189.84
                         (b)  60 - 89 days    42,339,921.14
                         (c)  90 - 119days    29,985,772.66
                         (d) 120 - 149 days   20,927,100.99
                         (e) 150 - 179 days   17,226,648.19
                         (f) 180 or more days  5,274,671.40

15. The Class A Investor Default Amount for the prior
 Monthly Period is                      $ 2,113,665.00

16. The Class B Investor Default Amount for the prior
 Monthly Period is                      $ 134,131.00

17. The Collateral Default Amount for the prior Monthly
 Period                                 $ 196,567.00

18. The aggregate amount of Class A Investor Charge
 Offs for the prior Monthly Period is    $ 0.00

19. The aggregate amount of Class B Investor Charge
 Offs for the prior Monthly Period is    $ 0.00

20. The aggregate amount of Collateral Charge Offs for
 the prior Monthly Period               $ 0.00

21. The aggregate amount of Class A Investor Charge
 Offs reimbursed on the Distribution Date is    $ 0.00

22. The aggregate amount of Class B Investor
 Charge-Offs reimbursed on the Distribution Date is $ 0.00

23. The aggregate amount of Collateral Charge Offs
 reimbursed on the Distribution Date    $ 0.00

24. The amount of the Class A Servicing Fee for the prior
 Monthly Period is                      $ 216,250.00

25. The amount of the Class B Servicing Fee for the prior
 Monthly Period is                      $ 13,750.00

26. The amount of Collateral Servicing Fee for the prior
 Monthly Period is                      $ 20,000.00


27. The amount of Servicer Interchange for the prior
 Monthly Period                         $ 500,000.00

28. The Class A Pool Factor as of the Record Date for the
 Distribution Date is                   $ 1.00

29. The Class B Pool Factor as of the Record Date for the
 Distribution Date is                   $ 1.00

30. The Class A Investor Amount after giving effect to any
 payments on the Distribution Date is   $ 648,750,000.00

31. The Class A Invested Amount after giving effect to any
 payments on the Distribution Date is   $ 648,750,000.00

32. The Class B Investor Amount after giving effect to any
 payments on the Distribution Date is   $ 41,250,000.00

33. The Class B Invested Amount after giving effect to any
 payments on the Distribution Date is   $ 41,250,000.00

34. The amount, if any, by which the outstanding principal
 balance of the Class A Certificates exceeds the Class
 A Investor Amount after giving effect to any activity on
 the Distribution Date is               $ 0.00

35. The amount, if any, by which the outstanding principal
 balance of the Class B Certificates exceeds the Class
 B Investor Amount after giving effect to any activity on
 the Distribution Date is               $ 0.00

36. The Available Cash Collateral Amount as of the close
 of business on the Distribution Date is   $ 15,000,000.00

37. The Collateral Interest as of the close of business on
 the Distribution Date                  $ 60,000,000.00

38. The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is
$ 15,000,000.00

39. The amount on deposit in the Principle Funding Account as of the close business on the Distribution Date is $ 0.00

40. The amount on deposit in the Interest Funding Account as of close of business on the Distribution Date is
$ 5,439,662.00

41. The amount on deposit in the Reserve Account as of
 the close of business on the Distribution Date is    $ 0.00

42. The amount by which the Net Portfolio Yield for the
 prior Monthly Period exceeds the Base Rate for such
 Monthly Period                         2.27%

43. The Net Portfolio Yield for the prior Monthly Period is 9.99%

44. The Base Rate for the Prior Monthly Period is     7.72%

45. The amount of Interchange with respect to the prior
 Monthly Period is                      $ 625,000.00

46. The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) $ 0.00



COLONIAL NATIONAL BANK USA,
  as Servicer


  By:____________________________
                            Donna Butz
             ASSISTANT VICE PRESIDENT